UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2003

The TriZetto Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27501	33-0761159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 719-2200

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is furnished to the Securities and Exchange Commission as part of Item 9 to this Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated April 22, 2003.

Item 9.	Regulation FD Disclosure.

On April 22, 2003, The TriZetto Group, Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with the procedural guidance in SEC Release No. 33-8216, 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: April 22, 2003	By:	/S/ JAMES J. SULLIVAN
James J. Sullivan, Vice President and General Counsel